UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2025

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC

Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC

Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As described further below, on each of November 4, 2025 and November 6, 2025, Biofrontera Inc. (the “Company”) received a notice (the “November 4 Notice” and the “November 6 Notice,” respectively) from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it has regained compliance with the continued listing requirements under Nasdaq Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”) and Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”).

Nasdaq Listing Rule 5550(b)(1)

In the November 4 Notice, Nasdaq notified the Company that, based on certain disclosures in the Current Report on Form 8-K filed by the Company on October 24, 2025, the Company is in compliance with the continued listing requirement under Rule 5550(b)(1). The November 4 Notice further provides that the Company may be subject to delisting if the Company fails to evidence compliance with Rule 5550(b)(1) upon filing its next periodic report.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 23, 2025, Nasdaq notified the Company on May 21, 2025 that, based on the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended March 31, 2025, the Company did not satisfy the continued listing requirement under Rule 5550(b)(1).

Nasdaq Listing Rule 5550(a)(2)

In the November 6 Notice, Nasdaq notified the Company that, because the closing bid price of the Company’s common stock was $1.00 per share or greater for the preceding 11 consecutive business days, the Company has regained compliance with the continued listing requirement under Rule 5550(a)(2).

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 14, 2025, Nasdaq notified the Company on May 8, 2025 that, because the closing bid price of the Company’s common stock was less than $1.00 per share for the preceding 33 consecutive business days, the Company did not satisfy the continued listing requirement under Rule 5550(a)(2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2025	Biofrontera Inc.
(Date)	(Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler, III
Chief Financial Officer